UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2018

MGT Capital Investments, Inc.

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 S. Mangum Street, Suite 408 Durham, NC	27701	(914) 630-7430
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 1.01 Entry into Material Definitive Agreements.

On May 23, 2018, MGT Capital Investments, Inc. (the “Company”), a Delaware corporation, entered into a securities purchase agreement (the “Securities Purchase Agreement”) with two accredited investors, Gemini Special Opportunities Fund, LP (“Gemini”) and Black Mountain Equities, Inc. (“Black Mountain”) (together, the “Borrowers”), pursuant to which the Company issued promissory notes for an aggregate of $700,000 (the “Notes”). Gemini paid $500,000 for a note with an original principal amount of $600,000. Black Mountain gave consideration of $200,000 for a note with an original principal amount of $240,000. The outstanding balance of the Notes are to be made in nine equal installments beginning July 23, 2018. The Notes mature on March 23, 2019. Subject to the terms and conditions set forth in the Notes, the Borrowers may prepay all or any portion of the outstanding balance of the Notes at any time without pre-payment penalty. Upon the occurrence of an Event of Default, the Outstanding Balance shall immediately increase to 120% of the Outstanding Balance immediately prior to the occurrence of the Event of Default and the Outstanding Balance shall become immediately due and payable.

Unless specifically defined herein, the capitalized terms shall have the meanings as defined in the respective documents attached herein. The forgoing terms are qualified in their entirety by the actual Securities Purchase Agreement and the Notes attached herein as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is hereby incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On May 24, 2018, former shareholder Barry Honig and other plaintiffs (“Plaintiffs”) withdrew their breach of contract action against the Company related to the Company’s unsuccessful attempt to acquire D-Vasive, Inc. and Demonsaw LLC in 2016. The United States District Court for the Southern District of New York issued a stipulation of dismissal with prejudice. Plaintiffs originally filed the breach of contract action against the Company in April 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibits
10.1	Securities Purchase Agreement dated May 23, 2018

10.2	Promissory Note in favor of Gemini Special Opportunities Fund, LP dated May 23, 2018

10.3	Promissory Note in favor of Black Mountain Equities, Inc. dated May 23, 2018

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT Capital Investments, Inc.

Date: May 25, 2018	By:	/s/ Robert S. Lowrey
	Name:	Robert S. Lowrey
	Title:	Chief Financial Officer